UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32968 (Commission File Number)	54-2053718 (I.R.S. Employer Identification No.)

999 Waterside Drive, Suite 200 Norfolk, Virginia (Address of principal executive offices)	23510 (Zip Code)

Registrant’s telephone number, including area code: (757) 217-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

The information set forth under “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Officer

                 On December 31, 2008 Hampton Roads Bankshares, Inc.’s (the “Company”) Board of Directors elected D. Ben Berry President of the Company. Jack W. Gibson remains Vice Chairman and Chief Executive Officer of the Company and Mr. Berry will report to Mr. Gibson. Mr. Berry, age 54, served as Chairman, President and Chief Executive Officer of Gateway Financial Holdings, Inc. since 2001. A description of certain employment and compensation arrangements with Mr. Berry is provided below.

Employment Agreements and other Compensatory Arrangements with New Officers

On December 31, 2008, the Company entered into an employment agreement with Mr. Berry. The agreement has a term of thirty-six (36) months with an initial base salary of $500,000. The agreement provides for certain payments under specified circumstances including a change in control of the Company. The agreement restricts Mr. Berry from employment that competes with the Company or any of its subsidiaries for one year following termination of employment. In addition Mr. Berry is restricted from the solicitation of business of the Company’s or any of its affiliates’ customers and solicitation of employment of the Company’s or any of its affiliates’ employees for a period of one year following termination of employment. The agreement further prohibits the disclosure of proprietary information. In addition, the Company entered into a restrictive covenant agreement with Mr. Berry that restricts Mr. Berry from employment that competes with the Company and any of its affiliates for a period of time specified in the covenant. Mr. Berry received $500,000 in compensation for entering into the covenant. The Company also entered into a supplemental retirement agreement with Mr. Berry on December 31, 2008.

The above summaries of Mr. Berry’s employment agreement, restrictive covenant agreement and supplemental retirement agreement are qualified in their entirety by the full text of such documents, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively and incorporated by reference herein.

On December 31, 2008, Gateway Bank & Trust Co., a wholly owned subsidiary of the Company (“Gateway Bank”), entered into an employment agreement with David R. Twiddy. The agreement has a term of thirty-six (36) months with an initial base salary of $425,000. The agreement provides for certain payments under specified circumstances including a change in control of the Company. The agreement restricts Mr. Twiddy from employment that competes with the Company or any of its subsidiaries for one year following termination of employment. In addition Mr. Twiddy is restricted from the solicitation of business of the Company’s or any of its affiliates’ customers and solicitation of employment of the Company’s or any of its affiliates’

employees for a period of one year following termination of employment. The agreement further prohibits the disclosure of proprietary information. In addition, the Company entered into a restrictive covenant agreement with Mr. Twiddy that restricts Mr. Twiddy from employment that competes with the Company and any of its affiliates for a period of time specified in the covenant. Mr. Twiddy received $425,000 in compensation for entering into the covenant. The Company also entered into a supplemental retirement agreement with Mr. Twiddy on December 31, 2008.

The above summaries of Mr. Twiddy’s employment agreement, restrictive covenant agreement and supplemental retirement agreement are qualified in their entirety by the full text of such documents, which are attached hereto as Exhibits 10.4, 10.5 and 10.6 respectively and incorporated by reference herein.

Employment Agreements and other Compensatory Arrangements with Existing Officers

In conjunction with the Company’s participation in the TARP Capital Purchase Plan, the Company agreed to take certain actions with respect to its senior executive officers benefit plans in order to ensure compliance with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (“EESA”).

On December 31, 2008, Jack W. Gibson, Douglas J. Glenn and Lorelle L. Fritsch (collectively, the “Executive Officers”) each entered into an agreement with the Company which: authorizes the Company or the applicable subsidiary of the Company to amend his or her compensation, bonus, incentive, and other benefit plans and arrangements and agreements as necessary to comply with the requirements of Section 111(b) of the EESA and the TARP Capital Purchase Program; and waives any and all claims against the U.S. Treasury and against the Company for those changes that the Company shall make to its compensation and benefit programs to allow the Company to comply with Section 111(b) of EESA in conjunction with its participation in the U.S. Treasury’s TARP Capital Purchase Program. On December 31, 2008, the Company or the applicable subsidiary of the Company entered into the following amendments with the Executive Officers:

•	Fifth Amendment to Employment Agreement with Jack W. Gibson;
•	Third Amendment to Supplemental Retirement Agreement with Jack W. Gibson;
•	Second Amendment to Employment Agreement with Douglas J. Glenn;
•	First Amendment to Supplemental Retirement Agreement with Douglas J. Glenn; and
•	Second Amendment to Employment Agreement with Lorelle L. Fritsch.

The amendments listed above are attached hereto as Exhibits 10.7, 10.8, 10.9, 10.10 and 10.11 respectively and incorporated by reference herein.

Item 8.01.	Other Events.

On December 31, 2008, the Company’s Board of Directors elected Richard F. Hall, III to serve as a member of the Audit Committee.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement with D. Ben Berry
10.2	Restrictive Covenant Agreement with D. Ben Berry
10.3	Supplemental Retirement Agreement with D. Ben Berry
10.4	Employment Agreement with David R. Twiddy
10.5	Restrictive Covenant Agreement with David R. Twiddy
10.6	Supplemental Retirement Agreement with David R. Twiddy
10.7	Fifth Amendment to Employment Agreement with Jack W. Gibson
10.8	Third Amendment to Supplemental Retirement Agreement with Jack W. Gibson
10.9	Second Amendment to Employment Agreement with Douglas J. Glenn
10.10	First Amendment to Supplemental Retirement Agreement with Douglas J. Glenn
10.11	Second Amendment to Employment Agreement with Lorelle L. Fritsch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPTON ROADS BANKSHARES, INC.

Date: January 7, 2009	By:	/s/ Jack W. Gibson
Jack W. Gibson
Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement with D. Ben Berry
10.2	Restrictive Covenant Agreement with D. Ben Berry
10.3	Supplemental Retirement Agreement with D. Ben Berry
10.4	Employment Agreement with David R. Twiddy
10.5	Restrictive Covenant Agreement with David R. Twiddy
10.6	Supplemental Retirement Agreement with David R. Twiddy
10.7	Fifth Amendment to Employment Agreement with Jack W. Gibson
10.8	Third Amendment to Supplemental Retirement Agreement with Jack W. Gibson
10.9	Second Amendment to Employment Agreement with Douglas J. Glenn
10.10	First Amendment to Supplemental Retirement Agreement with Douglas J. Glenn
10.11	Second Amendment to Employment Agreement with Lorelle L. Fritsch